                                                                    EXHIBIT 99.3

                              The InterCept Group, Inc.
                       Unaudited Pro Forma Balance Sheet
                           As of September 30, 1998

                                                        (a)                 (b)
                                                     Historical       Item Processing         Pro Forma           Pro Forma
         Assets                                     Consolidated         of America          Eliminations       Consolidated
                                                    ------------      ---------------      ---------------      ------------
Cash and cash equivalents                            $ 5,645,631         $127,101            (1,255,474)(c)      $ 4,517,258
Accounts receivable, net of allowance
  for uncollectible accounts                           2,777,385          139,279                     -            2,916,664
Inventory, prepaid expenses and other                    673,916           24,183                     -              698,099
Property and equipment, net                            5,992,749           59,841                     -            6,052,590
Deferred tax assets                                      698,875                -                     -              698,875
Notes receivable                                          37,278                -                     -               37,278
Intangible assets, net                                 3,641,394                -             1,025,323 (d)        4,666,717
Other noncurrent assets                                  574,749            6,997                     -              581,746
                                                     -----------         --------           -----------          -----------
          Total assets                               $20,041,977         $357,401           $  (230,151)         $20,169,227
                                                     ===========         ========           ===========          ===========

        Liabilities and Shareholders' Equity

Current maturities of notes payable                  $    92,833         $  5,903                     -               98,736
Line of credit                                                 -                -                     -                    -
Accounts payable and accrued liabilities               2,078,695           73,869                     -            2,152,564
Accrued income taxes                                     895,265                -                     -              895,265
Deferred revenue                                       1,245,952           13,950                     -            1,259,902
Notes payable, less current portion                      229,804           10,754                     -              240,558
Customer deposits                                              -           22,774                     -               22,774
Minority Interest                                         48,169                                      -               48,169
Unrealized Gain/Loss                                     225,000                                                     225,000
Preferred stock                                                -          100,000              (100,000)(e)                -
Common stock                                          17,175,797          214,840              (214,840)(e)       17,175,797
Accumulated deficit                                   (1,949,538)         (84,689)               84,689 (e)       (1,949,538)
                                                     -----------         --------           -----------          -----------
        Total liabilities and shareholders' equity   $20,041,977         $357,401           $  (230,151)         $20,169,227
                                                     ===========         ========           ===========          ===========

(a) Represents the historical unaudited consolidated balance sheet of the Company as of September 30, 1998 contained in the Company's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1998.

(b) Represents the historical unaudited balance sheet of Item Processing of America, Inc. ("IPA") as of September 30, 1998 included herein.

(c) Represents cash paid at closing by the Company for the common and preferred stock of IPA.

(d) Represents the excess of the purchase price paid by the Company over the net fair market value of IPA.

(e) Represents the elimination of current equity accounts.

                           The InterCept Group, Inc.
        Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1997

                                                              (a)                (b)
                                                           Historical       Item Processing      Pro Forma            Pro Forma
                                                          -----------       ---------------     ----------           -----------
Revenues                                                  $23,260,082        $1,012,590         $       -            $24,272,672

Cost of services                                           10,222,651           623,271                 -             10,845,922
Selling, general and administrative expense                10,105,317           286,810                 -             10,392,127
Depreciation and amortization                               1,323,771            33,866           120,000   (c)        1,477,637
Loss on impairment of intangibles                             727,500                 -                 -                727,500
Writeoff of purchased research and
     development cost                                               -                 -                 -                      -
                                                          -----------        ----------         ---------            -----------
          Total operating expense                          22,379,239           943,947           120,000             23,443,186
                                                          -----------        ----------         ---------            -----------
Operating Income                                              880,843            68,643          (120,000)               829,486
Interest expense                                             (770,175)           (1,055)                -               (771,230)
Interest and other income, net                                121,535                 -           (62,750)  (d)           58,785
                                                          -----------        ----------         ---------            -----------

Income before provision for income taxes
     and minority interest                                    232,203            67,588          (182,750)               117,041
Provision for income taxes                                    666,125                 -                 -                666,125
Minority interest                                              38,564                 -                 -                 38,564
                                                          -----------        ----------         ---------            -----------

Net loss before preferred dividends                          (395,358)           67,588          (182,750)              (510,520)
Preferred dividends                                           (32,000)                -                                  (32,000)
                                                          -----------        ----------         ---------            -----------

Net loss attributable to common shareholders              $  (427,358)       $   67,588         $(182,750)           $  (542,520)
                                                          ===========        ==========         =========            ===========


Pro Forma net loss per share                              $     (0.06)                                               $     (0.08)
                                                          ===========                                                ===========

Pro forma weighted average common and common
     equivalent shares outstanding                          6,750,114                                                  6,750,114
                                                          ===========                                                ===========


(a)  Represents the historical condensed consolidated statement of operations of The InterCept Group, Inc. ("InterCept" or the
     "Company") for the year ended December 31, 1997 contained in the Company's Registration Statement on Form S-1 (Registration No.
     333-47197) as declared effective by the Securities and Exchange Commission on June 9, 1998.

(b)  Represents the historical statement of operations of Item Processing of America, Inc. ("IPA") for the year ended December 31,
     1997 included herein.

(c)  Reflects the amortization of intangibles related to the acquisition of IPA as if it had occurred on January 1, 1997.

(d)  Reflects the reduction in interest income related to the acquisition of IPA as if it had occurred on January 1, 1997 due to the use of cash to fund the acquisition.

                           The InterCept Group, Inc.
        Unaudited Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1998

                                                               (a)             (b)
                                                           Historical    Item Processing    Pro Forma       Pro Forma
                                                          Consolidated     of America     Eliminations     Consolidated
                                                          -------------  ---------------  ------------   ----------------
Revenues                                                   $20,483,133      $864,985       $     --         $21,348,118

Cost of services                                             8,635,678       470,133             --           9,105,811
Selling, general and administrative expense                  7,896,546       236,023             --           8,132,569
Depreciation and amortization                                  961,551        12,325          90,000  (c)     1,063,876
                                                           -----------      --------       ---------        -----------
          Total operating expense                           17,493,775       718,481          90,000         18,302,256
                                                           -----------      --------       ---------        -----------
Operating Income                                             2,989,358       146,504         (90,000)         3,045,862
Interest expense                                              (329,080)         (857)            --            (329,937)
Interest and other income, net                                 118,844           --          (47,062) (d)        71,782
                                                           -----------      --------       ---------        -----------
Income before provision for income taxes
     and minority interest                                   2,779,122       145,647        (137,062)         2,787,707
Provision for income taxes                                   1,076,315           --              --           1,076,315
Minority interest                                              (79,886)          --              --             (79,886)
                                                           -----------      --------       ---------        -----------
Net loss before preferred dividends                          1,622,921       145,647        (137,062)         1,631,506
Preferred dividends                                            (16,000)          --              --             (16,000)
                                                           -----------      --------       ---------        -----------
Net loss attributable to common shareholders               $ 1,606,921      $145,647       $(137,062)       $ 1,615,506
                                                           ===========      ========       =========        ===========

Pro Forma net loss per share                               $      0.20                                      $      0.21
                                                           ===========                                      ===========
Pro forma weighted average common and common
equivalent shares outstanding                                7,866,960                                        7,866,960
                                                           ===========                                      ===========


(a) Represents the historical unaudited condensed consolidated statement of operations of The InterCept Group, Inc. ("InterCept" or the "Company") for the nine months ended September 30, 1998 contained in the Company's Quarterly Report on Form 10-Q for the
    quarter ended September 30, 1998.

(b) Represents the historical unaudited statement of operations of Item Processing of America, Inc. ("IPA") for the nine months ended September 30, 1998 included herein.

(c) Reflects the amortization of intangibles related to the acquisition of IPA as if it had occurred on January 1, 1998.

(d) Reflects the reduction in interest income related to the acquisition of IPA as if it had occurred on January 1, 1998 due to the use of cash to fund the acquisition.